EXHIBIT (n)(3)

Schedule B Effective December 10, 2007 AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS August 6, 2007 (Classes of Shares)

	A B		C I		Advisers	R	S

Eaton Vance Growth Trust

Eaton Vance Asian Small Companies Fund	☑	☑	☑	☑

Eaton Vance-Atlanta Capital Large-Cap Growth Fund	☑			☑

Eaton Vance-Atlanta Capital SMID-Cap Fund	☑			☑

Eaton Vance Global Growth Fund	☑	☑	☑	☑

Eaton Vance Greater China Growth Fund	☑	☑	☑	☑

Eaton Vance Multi-Cap Growth Fund	☑	☑	☑	☑

Eaton Vance Worldwide Health Sciences Fund	☑	☑	☑	☑		☑

Eaton Vance Investment Trust

Eaton Vance California Limited Maturity Municipals Fund	☑	☑	☑

Eaton Vance Florida Limited Maturity Municipals Fund	☑	☑	☑

Eaton Vance Massachusetts Limited Maturity Municipals	☑	☑	☑
Fund

Eaton Vance National Limited Maturity Municipals Fund	☑	☑	☑

Eaton Vance New Jersey Limited Maturity Municipals Fund	☑	☑	☑

Eaton Vance New York Limited Maturity Municipals Fund	☑	☑	☑

Eaton Vance Ohio Limited Maturity Municipals Fund	☑	☑	☑

Eaton Vance Pennsylvania Limited Maturity Municipals	☑	☑	☑
Fund

Eaton Vance Municipals Trust

Eaton Vance Alabama Municipals Fund	☑	☑	☑

Eaton Vance Arizona Municipals Fund	☑	☑	☑

Eaton Vance Arkansas Municipals Fund	☑	☑	☑

Eaton Vance California Municipals Fund	☑	☑	☑

Eaton Vance Colorado Municipals Fund	☑	☑	☑

Eaton Vance Connecticut Municipals Fund	☑	☑	☑

Eaton Vance Florida Municipals Fund	☑	☑	☑

Eaton Vance Georgia Municipals Fund	☑	☑	☑

Eaton Vance Kentucky Municipals Fund	☑	☑	☑

Eaton Vance Louisiana Municipals Fund	☑	☑	☑

Eaton Vance Maryland Municipals Fund	☑	☑	☑

Eaton Vance Massachusetts Municipals Fund	☑	☑	☑	☑

Eaton Vance Michigan Municipals Fund	☑	☑	☑

Eaton Vance Minnesota Municipals Fund	☑	☑	☑

Eaton Vance Mississippi Municipals Fund	☑	☑	☑

Eaton Vance Missouri Municipals Fund	☑	☑	☑

Eaton Vance National Municipals Fund	☑	☑	☑	☑

Eaton Vance New Jersey Municipals Fund	☑	☑	☑

Eaton Vance New York Municipals Fund	☑	☑	☑

Eaton Vance North Carolina Municipals Fund	☑	☑	☑

	A B		C I Advisers			R	S

Eaton Vance Municipals Trust cont’d

Eaton Vance Ohio Municipals Fund	☑	☑	☑

Eaton Vance Oregon Municipals Fund	☑	☑	☑

Eaton Vance Pennsylvania Municipals Fund	☑	☑	☑

Eaton Vance Rhode Island Municipals Fund	☑	☑	☑

Eaton Vance South Carolina Municipals Fund	☑	☑	☑

Eaton Vance Tennessee Municipals Fund	☑	☑	☑

Eaton Vance Virginia Municipals Fund	☑	☑	☑

Eaton Vance West Virginia Municipals Fund	☑	☑	☑

Eaton Vance Municipals Trust II

Eaton Vance Florida Insured Municipals Fund	☑	☑	☑

Eaton Vance Hawaii Municipals Fund	☑	☑	☑

Eaton Vance High Yield Municipals Fund	☑	☑	☑	☑

Eaton Vance Kansas Municipals Fund	☑	☑	☑

Eaton Vance Mutual Funds Trust

Eaton Vance AMT-Free Municipal Bond Fund	☑	☑	☑	☑

Eaton Vance Cash Management Fund

Eaton Vance Diversified Income Fund	☑	☑	☑

Eaton Vance Dividend Income Fund	☑		☑	☑		☑

Eaton Vance Emerging Markets Income Fund	☑		☑	☑

Eaton Vance Equity Research Fund	☑		☑	☑

Eaton Vance Floating-Rate Advantage Fund	☑	☑	☑	☑	☑

Eaton Vance Floating-Rate Fund	☑	☑	☑	☑	☑

Eaton Vance Floating-Rate & High Income Fund	☑	☑	☑	☑	☑

Eaton Vance Global Macro Fund	☑		☑	☑

Eaton Vance Government Obligations Fund	☑	☑	☑			☑

Eaton Vance High Income Fund	☑	☑	☑

Eaton Vance International Equity Fund	☑		☑	☑

Eaton Vance International Income Fund	☑		☑	☑

Eaton Vance Low Duration Fund	☑	☑	☑	☑

Eaton Vance Money Market Fund

Eaton Vance Strategic Income Fund	☑	☑	☑

Eaton Vance Structured Emerging Markets Fund	☑		☑	☑

Eaton Vance Tax Free Reserves

Eaton Vance Tax-Managed Dividend Income Fund	☑	☑	☑	☑

Eaton Vance Tax-Managed Equity Asset Allocation Fund	☑	☑	☑	☑

Eaton Vance Tax-Managed Growth Fund 1.1	☑	☑	☑	☑			☑

Eaton Vance Tax-Managed Growth Fund 1.2	☑	☑	☑	☑

Eaton Vance Tax-Managed International Equity Fund	☑	☑	☑

Eaton Vance Tax-Managed Mid-Cap Core Fund	☑	☑	☑	☑

Eaton Vance Tax-Managed Multi-Cap Growth Fund	☑	☑	☑

Eaton Vance Tax-Managed Small-Cap Growth Fund	☑	☑	☑

Eaton Vance Tax-Managed Small-Cap Value Fund	☑	☑	☑	☑

Eaton Vance Tax-Managed Value Fund	☑	☑	☑	☑

	A B C I Advisers R					S

Eaton Vance Series Trust

Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II

Eaton Vance Income Fund of Boston	☑	☑	☑	☑	☑

Eaton Vance Tax-Managed Emerging Markets Fund				☑

Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund	☑	☑	☑	☑

Eaton Vance Capital & Income Strategies Fund	☑		☑	☑

Eaton Vance Dividend Builder Fund	☑	☑	☑	☑

Eaton Vance Emerging Markets Fund	☑	☑	☑	☑

Eaton Vance Enhanced Equity Option Income Fund	☑		☑	☑

Eaton Vance Equity Asset Allocation Fund	☑		☑	☑

Eaton Vance Greater India Fund	☑	☑	☑	☑

Eaton Vance Institutional Short Term Income Fund

Eaton Vance Institutional Short Term Treasury Fund

Eaton Vance Investment Grade Income Fund				☑

Eaton Vance Large-Cap Growth Fund	☑	☑	☑	☑

Eaton Vance Large-Cap Value Fund	☑	☑	☑	☑	☑

Eaton Vance Real Estate Fund				☑

Eaton Vance Risk-Managed Equity Option Income Fund	☑		☑	☑

Eaton Vance Small-Cap Growth Fund	☑	☑	☑

Eaton Vance Small-Cap Value Fund	☑	☑	☑	☑

Eaton Vance Special Equities Fund	☑	☑	☑	☑